As filed with the U.S. Securities and Exchange Commission on
                                  June 5, 1998
                  Investment Company Act File No. 811-_________
       -----------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

|X|               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                  ACT OF 1940

|_|               Amendment No. ___

                            -------------------------

                       PW AFTER-TAX EQUITY PARTNERS, L.P.
               (Exact name of Registrant as specified in Charter)

                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                    (Address of principal executive offices)

               Registrant's Telephone Number, including Area Code:

                                 (212) 713-2000

                            -------------------------

                             MARK D. GOLDSTEIN, ESQ.
                          c/o PaineWebber Incorporated
                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                     (Name and address of agent for service)

                                    Copy to:
                             STUART H. COLEMAN, ESQ.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

                            -------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, partnership interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any partnership interests in the Registrant.

                                    FORM N-2

                       PW AFTER-TAX EQUITY PARTNERS, L.P.

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)

PART A
ITEM
NUMBER   CAPTION                          PROSPECTUS CAPTION
------   -------                          -----------------

1.       Outside Front Cover            Outside Front Cover of Confidential
                                        Memorandum

2.       Inside Front and Outside       Outside Front Cover of Confidential
         Back Cover Page                Memorandum

3.       Fee Table and Synopsis         Summary of Terms; Fees and Expenses;
                                        Capital Accounts and Allocations -
                                        Incentive Allocations

4.       Financial Highlights           Not Applicable

5.       Plan of Distribution           Not Applicable

6.       Selling Shareholders           Not Applicable

7.       Use of Proceeds                Not Applicable

8.       General Description of the     Summary of Terms; The Partnership;
         Registrant                     Investment Program; Types of
                                        Investments and Related Risk Factors;
                                        Additional Risk Factors

9.       Management                     Summary of Terms; The Partnership; The
                                        Directors; The Manager; The
                                        Subadvisers; Brokerage; Fees and
                                        Expenses; Capital Accounts and
                                        Allocations - Incentive Allocation;
                                        Additional Information and Summary of
                                        Limited Partnership Agreement -
                                        Custodian

10.      Capital Stock, Long-Term       Summary of Terms; Voting; Capital
         Debt, and Other Securities     Accounts and Allocations; Subscription
                                        for Interests; Redemptions, Repurchases
                                        of Interests and Transfers; Tax
                                        Aspects; Additional Information and
                                        Summary of Limited Partnership Agreement

11.      Defaults and Arrears on        Not Applicable
         Senior Securities

12.      Legal Proceedings              Not Applicable

13.      Table of Contents of the       Not Applicable
         Statement of Additional
         Information

PART B
ITEM
NUMBER     CAPTION                      PROSPECTUS CAPTION
-------    -------                      -----------------

14.        Cover Page                   Not Applicable

15.        Table of Contents            Not Applicable

16.        General Information and      Not Applicable
           History

17.        Investment Objective and     Summary of Terms; Investment Program;
           Policies                     Types of Investments and Related Risk
                                        Factors; Additional Risk Factors;
                                        Brokerage

18.        Management                   Summary of Terms; Directors

19.        Control Persons and          The Manager
           Principal Holders of
           Securities

20.        Investment Advisory and      Summary of Terms; The Manager; The
           Other Services               Subadvisers; Fees and Expenses;
                                        Capital Accounts and Allocations -
                                        Incentive Allocations; Additional
                                        Information and Summary of Limited
                                        Partnership Agreement

21.        Brokerage Allocation and     Conflicts of Interest; Brokerage
           Other Practices

22.        Tax Status                   Summary of Terms; Tax Aspects

23.        Financial Statements         Because Registrant has no assets,
                                        financial statements are omitted.

PART C
----------

          The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                                  Copy Number: ________________


                          ----------------------------


                       PW AFTER-TAX EQUITY PARTNERS, L.P.

                          ----------------------------


                             CONFIDENTIAL MEMORANDUM
                                  _______ 1998

                          ----------------------------


                             PW FUND ADVISOR, L.L.C.

                               INVESTMENT ADVISER
                                 GENERAL PARTNER

                          ----------------------------


                           1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 (212) 713-2000


          IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF PW AFTER-TAX EQUITY PARTNERS, L.P. (THE "PARTNERSHIP") AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE LIMITED PARTNERSHIP INTERESTS OF THE PARTNERSHIP HAVE NOT BEEN FILED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL MEMORANDUM ("MEMORANDUM") OR THE MERITS OF AN INVESTMENT IN THE PARTNERSHIP INTERESTS OFFERED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TO ALL INVESTORS

          THE PARTNERSHIP INTERESTS WHICH ARE DESCRIBED IN THIS MEMORANDUM HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

          THIS MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF PARTNERSHIP INTERESTS IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE PARTNERSHIP THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS MEMORANDUM OR THE EXHIBITS HERETO.

          THIS MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE PARTNERSHIP INTERESTS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

          PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE PARTNERSHIP FOR SUCH INVESTOR.

          THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED PARTNERSHIP AGREEMENT OF THE PARTNERSHIP, THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.

                                TABLE OF CONTENTS
                                                                         PAGE

SUMMARY OF TERMS.............................................................1
THE PARTNERSHIP..............................................................18
STRUCTURE....................................................................18
INVESTMENT PROGRAM...........................................................19
TYPES OF INVESTMENTS AND RELATED RISK FACTORS................................22
ADDITIONAL RISK FACTORS......................................................36
PERFORMANCE INFORMATION......................................................38
THE DIRECTORS................................................................39
THE MANAGER..................................................................40
THE SUBADVISERS..............................................................42
VOTING.......................................................................42
CONFLICTS OF INTEREST........................................................43
BROKERAGE....................................................................46
FEES AND EXPENSES............................................................47
CAPITAL ACCOUNTS AND ALLOCATIONS.............................................50
ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES
    AND OTHER EXPENDITURES...................................................53
SUBSCRIPTION FOR INTERESTS...................................................55
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS..........................57
TAX ASPECTS..................................................................62
ERISA CONSIDERATIONS.........................................................80
ADDITIONAL INFORMATION AND SUMMARY OF LIMITED
    PARTNERSHIP AGREEMENT....................................................82
APPENDIX A -- MODEL PORTFOLIO PERFORMANCE.....................................1
APPENDIX B -- PERFORMANCE INFORMATION.........................................2
APPENDIX C -- INVESTMENT MANAGER FEES AND ALLOCATIONS.........................5

                                SUMMARY OF TERMS

          The following summary is qualified entirely by the detailed information appearing elsewhere in this Memorandum and by the terms and conditions of the Partnership's limited partnership agreement (the "Partnership Agreement"), each of which should be read carefully and retained for future reference.

THE PARTNERSHIP               PW After-Tax Equity Partners, L.P. (the
                              "Partnership") is a newly organized Delaware limited partnership, registered under the
                              Investment Company Act of 1940, as amended (the
                              "1940 Act"), as a closed-end, non-diversified, management investment company.

                              The Partnership is a specialized investment vehicle that may be referred to as a registered private investment partnership. The Partnership is similar to an unregistered private investment partnership in that (i) the Partnership's portfolio may be more aggressively managed than other investment companies, (ii) partnership interests in the Partnership will be sold in large minimum denominations in private placements solely to high net worth individual and institutional investors, and will be restricted as to transfer, and (iii) the capital accounts in the Partnership of persons who purchase the partnership interests offered hereby (the "Limited Partners") will be subject to both asset-based charges and performance-based allocations. Unlike a private investment partnership but like other registered investment companies, however, the Partnership has registered under the 1940 Act to be able to offer its interests without limiting the number of investors that can participate in its investment program.

INVESTMENT PROGRAM            The Partnership's investment objective is to
                              maximize capital appreciation.

                              The Partnership is a multi-manager fund that seeks to achieve its objective by deploying its assets among a select group of asset managers that over time have produced a track record of superior after-tax returns in the equity markets over different economic and market cycles. Special consideration will be given to asset managers that employ (a) various investment techniques, such as short selling, and derivatives to reduce exposure to market fluctuations when they believe market conditions warrant and (b) leverage and derivatives to increase such exposure when they believe opportunities exist for capital appreciation.

                              The asset managers will employ a tax-efficient investment management approach that generally involves: (i) selling securities to realize capital losses that can be used to offset realized capital gains; (ii) maintaining relatively low portfolio turnover to minimize short-term and mid-term capital gains; (iii) selling securities with holding periods sufficient to qualify for long-term capital gains treatment and, among those, the securities with the highest cost basis, once a decision to sell a particular security has been made; and (iv) investing in long-term options.

                              The Manager has identified the following asset managers (the "Subadvisers") to which it intends to allocate up to [85%] of the Partnership's assets:

                              * [To be provided]

                              See "THE SUBADVISERS" and "APPENDIX B--Performance Information."

                              To facilitate the efficient investment of the Partnership's assets, a separate investment vehicle has been created for each Subadviser in which the Subadviser serves as general partner and the Partnership is the sole limited partner. The Manager will allocate no more than 40% of the Partnership's assets to any Subadviser. The Manager intends to invest the remainder of the Partnership's assets principally in registered and unregistered investment partnerships which have investors other than the Partnership and in other registered investment companies, in each case advised by an investment manager that meets the Manager's selection criteria (these investment managers, together with the Subadvisers, are referred to as the "Investment Managers," and their investment vehicles are referred to as the "Investment Funds"). The Manager will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities.

                              The Manager will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Partnership's investment objective and whether its investment performance is satisfactory. The Manager may reallocate the Partnership's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Partnership's outstanding voting securities, unless the Partnership receives an exemption from certain provisions of the 1940 Act. See "SUMMARY OF TERMS--Management."

                              The Manager will select Investment Managers that principally invest in equity securities of U.S. issuers but have the ability to invest in securities markets worldwide. Investment Managers will not be limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) or types of equity securities in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis). In addition to investing in equity securities, each Investment Manager may purchase fixed-income securities to achieve the Partnership's investment objective and for defensive purposes.

                              Each Investment Manager may use various investment techniques for hedging and non-hedging purposes. For example, each Investment Manager may sell securities short, purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Memorandum. The use of these techniques will be an integral part of their investment programs, and involves certain risks to the Partnership. Each Investment Manager may use leverage which also entails risk. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS." For purposes of the Partnership's investment restrictions and certain investment limitations under the 1940 Act, the Partnership will look through the Investment Funds managed by the Subadvisers to their underlying securities.

RISK FACTORS                  The Partnership's investment program is
                              speculative and entails substantial risks. No assurance can be given that the Partnership's investment objective will be achieved.

                              The Partnership's performance depends upon the performance of the Investment Managers and the Manager's ability to select Investment Managers and effectively allocate and reallocate the Partnership's assets among them.

                              Each Investment Manager's use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses to its respective Investment Fund, and thus, to the Partnership. Investments in foreign securities also involve certain risks. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."

                              As a non-diversified investment company, there are no percentage limitations on the portion of the Partnership's assets that may be invested in the securities of any one issuer. As a result, the Partnership's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

                              Each Investment Manager generally will charge the Partnership an asset-based fee and some or all of the Investment Managers will receive performance-based allocations. The asset-based fees of the Investment Managers are expected to range from ____% to ____% and the performance-based allocations of the Investment Managers are expected to range from ____% to ____% of net profits. See "APPENDIX C--Investment Manager Fees and Allocations."

                              The performance-based allocation received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation is calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

                              In addition, the Manager will charge the Partnership an asset-based fee and will receive a performance-based allocation, which gives rise to similar risks. See "SUMMARY OF TERMS--Fees and Expenses" and "--Incentive Allocation."

                              An investment in the Partnership entails special tax risks. See "SUMMARY OF TERMS--Summary of Taxation."

                              Partnership interests will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Partnership may offer to repurchase interests from time to time, a Limited Partner may not be able to liquidate its interest in the Partnership for up to two years. See "SUMMARY OF TERMS--Transfer Restrictions" and "--Withdrawals and Repurchases of Interests by the Partnership."

                              While the Partnership seeks to minimize taxable income and gains, it nevertheless expects to earn taxable income and to realize capital gains. Limited Partners will be required each year to pay applicable Federal and state income taxes on their share of the Partnership's taxable income. Because the Partnership does not intend to make periodic distributions of its net income or gains, if any, to the Limited Partners, the payment of any such taxes by a Limited Partner will have to be made from other sources.

                              INVESTING IN A MULTI-MANAGER FUND, SUCH AS THE PARTNERSHIP, INVOLVES ADDITIONAL SPECIAL RISKS, INCLUDING THE FOLLOWING:

                              Assuming he or she met the conditions imposed by the Investment Managers, including investment minimums that may be considerably higher than $250,000, an investor could invest directly with the Investment Managers. By investing in investment vehicles indirectly through the Partnership, the investor bears two layers of asset-based fees and performance-based allocations--one at the Partnership level and one at the Investment Fund level. In addition, the investor bears his or her proportionate share of the fees and expenses of the Partnership (including operating costs and administrative fees) and, indirectly, similar expenses of the Investment Funds. An investor indirectly may bear expenses paid by certain Investment Funds related to the distribution of their shares.

                              Each Investment Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Partnership generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Partnership, and thus indirectly from investors, even if the Partnership's overall returns are negative.

                              Investment decisions of the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Partnership could incur indirectly certain transaction costs without accomplishing any net investment result.

                              Some of the Investment Funds incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs), may engage in investment practices that entail greater risk, or invest in companies whose securities and other investments are more volatile.

MANAGEMENT                    Investment advice regarding the selection of
                              Investment Managers will be provided to the Partnership by the Manager, which also is responsible for the Partnership's day-to-day management. The Manager also is the Partnership's
                              General Partner.

                              The Manager is an indirect, wholly-owned subsidiary of Paine Webber Group Inc. ("PW Group"), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts with aggregate assets in excess of $92 billion.

                              The Partnership's General Partner, to the fullest extent permitted by applicable law, has irrevocably delegated to a group of individuals (the "Directors") its rights and powers to manage and control the business affairs of the Partnership, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Partnership's business. See "THE DIRECTORS."

PLACEMENT AGENT               PaineWebber Incorporated acts as placement agent
                              for the Partnership, without special compensation from the Partnership, and will bear its own costs associated with its activities as placement agent.
                              The Manager and PaineWebber Incorporated intend to compensate PaineWebber Incorporated's or its affiliates' account executives and others for their ongoing servicing of clients with whom they have placed interests in the Partnership. See
                              "CONFLICTS OF INTEREST--The Manager."

CONFLICTS OF INTEREST         The investment activities of the Manager and the
                              Subadvisers for their own accounts and the other accounts they manage may give rise to conflicts of interest which may disadvantage the Partnership.
                              The Partnership's operations may give rise to other conflicts of interest. See "CONFLICTS OF
                              INTEREST."

FEES AND EXPENSES             The Manager provides certain management and
                              administrative services to the Partnership, including, among other things, providing office space and other support services to the Partnership. In consideration for such services, the Partnership will pay the Manager a monthly management fee at the annual rate of 1.25% of the Partnership's net assets, excluding assets attributable to the Manager's capital account (the
                              "Fee"). The Fee will be paid to the Manager out of the Partnership's assets, and debited against Limited Partners' capital accounts.

                              The Partnership will bear all expenses incurred in the business of the Partnership, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Partnership's account; establishment of the Investment Funds managed by the Subadvisers; legal fees; accounting fees; costs of insurance; organizational and registration expenses; certain offering costs; expenses of meetings of Directors and Limited Partners; and the fee paid to ______________, or such other administrator including PaineWebber Incorporated or its affiliates, as may be appointed by the Directors, for providing certain administration, accounting and investor services to the Partnership.

                              The Investment Funds will bear all expenses incurred in the business of the Investment Funds, which are similar to those expenses incurred by the Partnership in the business of the Partnership.

                              See "FEES AND EXPENSES."

ALLOCATION OF PROFIT
  AND LOSS The net profits or net losses of the Partnership (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the Manager in its capacity as General Partner and Limited Partners (collectively, the "Partners") at the end of each fiscal period in accordance with their respective partnership percentages for such period. Each Partner's partnership percentage will be determined by dividing as of the start of a fiscal period the balance of the Partner's capital account by the sum of the balances of the capital accounts of all Partners of the Partnership. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Allocation of Net Profits and Net Losses."

INCENTIVE ALLOCATION          At the end of the 12-month period following the
                              admission of a Limited Partner to the Partnership, and generally at the end of each fiscal year thereafter, an amount equal to 10% of the net profits, if any, that exceed the amount the Limited Partner would have earned for the fiscal year if it had received an annualized rate of return of 10% on its opening capital account balance (appropriately adjusted for contributions and withdrawals) for such year (the "Hurdle"), and that would otherwise be credited to the Limited
                              Partner's account for such period will instead be credited to the account of the Manager. This reallocation (the "Incentive Allocation") will be made only with respect to net profits that exceed both the Hurdle and any net losses incurred in prior years that have not been offset by net profits earned in subsequent years. See "CAPITAL
                              ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

SUBSCRIPTION FOR INTERESTS    Both initial and additional subscriptions for
                              interests by eligible investors may be accepted at such times as the Manager may determine, subject to the receipt of cleared funds on or before the acceptance date set by the Manager. The
                              Partnership reserves the right to reject any subscription for interests in the Partnership.
                              Generally, the minimum initial investment in the Partnership is $250,000. For employees of the Manager and its affiliates, and members of their immediate families, the minimum initial investment is $________. The Partnership may vary the investment minimums from time to time. The
                              Partnership, in its discretion, may suspend subscriptions for interests at any time. In addition, because the Partnership may generate
                              "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase Partnership interests.

INITIAL CLOSING DATE          The initial closing date for subscriptions of
                              interests in the Partnership is __________, 1998.
                              The Manager, in its sole discretion, may postpone the closing date for up to 60 days.

TRANSFER RESTRICTIONS         Limited Partner interests in the Partnership may
                              be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Limited Partner or (ii) with the written consent of the Manager, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to an entity that does not result in a change of beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted Limited Partners without the consent of the Manager, which may be withheld in its sole and absolute discretion. See
                              "REDEMPTIONS, REPURCHASES OF INTERESTS AND
                              TRANSFERS--Transfers of Interests."

WITHDRAWALS AND REPURCHASES
  OF INTERESTS BY THE
  PARTNERSHIP                 No Limited Partner will have the right to require
                              the Partnership to redeem the Limited Partner's
                              Partnership interest. The Partnership from time to time may offer to repurchase interests pursuant to written tenders by Partners. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. In determining whether the Partnership should repurchase interests or portions thereof from Partners pursuant to written tenders, the Directors will consider the recommendation of the Manager.
                              Beginning in 2000, the Manager expects that generally it will recommend to the Directors that the Partnership offer to repurchase interests from Partners twice each year, in June and December, and intends to recommend the making of an offer to repurchase interests effective as of [September
                              1999] and December 1999. The Directors also will consider the following factors, among others, in making such determination: (i) whether any Limited
                              Partners have requested to tender interests or portions thereof to the Partnership; (ii) the liquidity of the Partnership's assets; (iii) the investment plans and working capital requirements of the Partnership; (iv) the relative economies of scale with respect to the size of the Partnership;
                              (v) the history of the Partnership in repurchasing interests or portions thereof; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of interests or portions thereof. In addition, the Partnership may repurchase an interest in the Partnership or portion thereof of a Partner or any person acquiring an interest or portion thereof from or through a Partner if, among other reasons, the Manager determines that it would be in the best interests of the Partnership for the Partnership to repurchase such an interest or portion thereof. See "REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS--No Right of Redemption" and "--Repurchases of Interests."

                              The Partnership Agreement provides that the Partnership shall be dissolved if the interest of any Limited Partner that has submitted a written request, in accordance with the terms of the Partnership Agreement, to tender its entire interest for repurchase by the Partnership has not been repurchased within a period of two years of such request.

SUMMARY OF TAXATION           Counsel to the Partnership has rendered an opinion
                              that the Partnership will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes.
                              Counsel to the Partnership has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S.
                              Treasury Department, the Partnership will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Partnership should not be subject to Federal income tax, and each Limited Partner will be required to report on its own annual tax return its distributive share of the Partnership's taxable income or loss.

                              If it were determined that the Partnership should be treated as an association or a publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Partnership or otherwise, the taxable income of the Partnership would be subject to corporate income tax and any distributions of profits from the Partnership would be treated as dividends.

                              For the Partnership to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. An Investment Manager's delay in providing this information will delay the Partnership's preparation of tax information to investors, which is likely to cause investors to seek extensions on the time to file their tax returns.

ERISA PLANS AND OTHER
  TAX-EXEMPT ENTITIES         Investors subject to the Employee Retirement
                              Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities (each a "tax-exempt" entity) may purchase interests in the Partnership.
                              The Partnership's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended (the
                              "Code"). The Investment Managers may use leverage in connection with their trading activities.
                              Therefore, a tax-exempt Limited Partner may incur income tax liability with respect to its share of the net profits from such leveraged transactions to the extent they are treated as giving rise to UBTI. The Partnership will provide to tax-exempt
                              Limited Partners such accounting information as such Partners require to report their UBTI for income tax purposes.

                              Investment in the Partnership by tax-exempt entities requires special consideration. Trustees or administrators of such entities are urged to review carefully the matters discussed in this Memorandum.

TERM The Partnership's term is perpetual unless the Partnership is otherwise terminated under the terms of the Partnership Agreement. See "ADDITIONAL INFORMATION AND SUMMARY OF LIMITED PARTNERSHIP AGREEMENT--Term, Dissolution and Liquidation."

REPORTS TO PARTNERS           The Partnership will furnish to Partners as soon
                              as practicable after the end of each taxable year such information as is necessary for Partners to complete Federal and state income tax or information returns, along with any other tax information required by law. The Partnership also will send to Partners a semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
                              Quarterly reports from the Manager regarding the Partnership's operations during each quarter also will be sent to Partners.

                                 THE PARTNERSHIP

          The Partnership is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Partnership was organized as a limited partnership under the laws of Delaware on June 5, 1998, and has no operating history. The Partnership's principal office is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 713-2000. Investment advisory services are provided to the Partnership by the Manager, which also is the Partnership's General Partner.

                                    STRUCTURE

          The Partnership is a specialized investment vehicle that combines many of the features of a private investment partnership with those of a closed-end investment company. Private investment partnerships are unregistered, commingled asset pools that often are highly leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The general partners of these partnerships typically are compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment partnerships, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisers to these companies typically are compensated through asset-based, but not performance-based, fees.

          The Partnership is similar to private investment partnerships in that its investment portfolio may be actively managed and Partnership interests will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors, whose capital accounts will be subject to both asset-based fees and performance-based allocations. However, the Partnership, like other closed-end investment companies, has registered under the 1940 Act to be able to offer its interests without limiting the number of investors that can participate in its investment program. This structure permits a larger number of investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment partnerships.

                               INVESTMENT PROGRAM

          The Partnership's investment objective is to maximize capital appreciation.

          The Partnership is a multi-manager fund that seeks to achieve its objective by deploying its assets among a select group of asset managers that over time have produced a track record of superior after-tax returns in the equity markets over different economic and market cycles. Special consideration will be given to asset managers that employ(a) various investment techniques, such as short selling, and derivatives to reduce exposure to market fluctuations when they believe market conditions warrant and (b) leverage and derivatives to increase such exposure when they believe opportunities exist for capital appreciation.

          The asset managers will employ a tax-efficient investment management approach that generally involves: (i) selling securities to realize capital losses that can be used to offset realized capital gains; (ii) maintaining relatively low portfolio turnover to minimize short-term and mid-term capital gains; (iii) selling securities with holding periods sufficient to qualify for long-term capital gains treatment and, among those, the securities with the highest cost basis, once a decision to sell a particular security has been made; and (iv) investing in long-term options.

          The Manager has identified the following asset managers as Subadvisers to which it intends to allocate up to [85%] of the Partnership's assets:

          *    [To be provided]


          The Manager's research staff assists in the selection of Investment Managers using its comprehensive database of asset managers to narrow the universe of potential candidates. To narrow further the universe, the Manager uses a range of qualitative and quantitative criteria, including:

          * the asset manager's articulation of, and adherence to, a consistent and disciplined investment philosophy;

          *    the asset manager's performance history;

          *    the quality and stability of the asset manager's organization;

          *    the amount of capital the asset manager has under management;

          * whether the asset manager's principal has a significant personal investment in his or her investment strategy;

          *    the asset manager's reputation and experience; and

          *    the asset manager's risk management and internal controls.

          To complete its determination, the Manager generally conducts research on the asset manager's investment process, interviews the asset manager's legal counsel, accounting firm and prime broker, and contacts select clients of the asset manager. Once an asset manager is selected as an Investment Manager, the Manager will continue its oversight of the Investment Manager.

See "THE SUBADVISERS" and "APPENDIX B--Performance Information."

          To facilitate the efficient investment of the Partnership's assets, a separate investment vehicle has been created for each Subadviser in which the Subadviser serves as general partner and the Partnership is the sole limited partner. The Manager will allocate no more than 40% of the Partnership's assets to any Subadviser. The Manager intends to invest the remainder of the Partnership's assets principally in registered and unregistered investment partnerships which have investors other than the Partnership and in other registered investment companies, in each case advised by an investment manager that meets the Manager's selection criteria. The Manager will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities.

          The Manager will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Partnership's investment objective and whether its investment performance is satisfactory. The Manager may reallocate the Partnership's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Partnership's outstanding voting securities, unless the Partnership receives an exemption from certain provisions of the 1940 Act. See "THE SUBADVISERS."

          The Manager will select Investment Managers that principally invest in equity securities of U.S. issuers but have the ability to invest in securities markets worldwide. Investment Managers will not be limited in the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) or types of securities in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis). In addition to investing in equity securities, each Investment Manager may purchase fixed-income securities to achieve the Partnership's investment objective and for defensive purposes.

          Each Investment Manager may use various investment techniques for hedging and non-hedging purposes. For example, each Investment Manager may use leverage, sell securities short, purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Leverage," "--Short Sales," and "--Special Investment Instruments and Techniques."

          Each Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds, and thereafter, from time to time, the Partnership also may invest in these instruments. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Money Market Instruments."

          Additional information about the types of investments that are expected to be made by the Investment Managers, their investment practices and related risk factors is provided below. Except as otherwise indicated, the Partnership's investment policies and restrictions are not fundamental and may be changed without a vote of the Limited Partners. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Investment Restrictions."

          THE PARTNERSHIP'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE PARTNERSHIP'S INVESTMENT OBJECTIVE WILL BE ACHIEVED, THAT ITS INVESTMENT PROGRAM WILL BE SUCCESSFUL OR THAT IT WILL BE MAXIMALLY TAX-EFFICIENT. IN PARTICULAR, EACH INVESTMENT MANAGER'S USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE PARTNERSHIP. INVESTORS SHOULD CONSIDER THE PARTNERSHIP AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

                  TYPES OF INVESTMENTS AND RELATED RISK FACTORS

GENERAL

          All securities investments risk the loss of capital. To the extent that the Partnership's portfolio (which, for this purpose, means the aggregate securities positions held by the Investment Managers) is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. The value of the Partnership's total net assets should be expected to fluctuate. Each Investment Manager's use of leverage is likely to cause the Partnership's net assets to appreciate or depreciate at a greater rate than if leverage were not used.

          For purposes of the Partnership's investment restrictions and certain investment limitations under the 1940 Act, the Partnership will look through the Investment Funds managed by the Subadvisers to their underlying securities.

EQUITY SECURITIES

          Each Investment Manager's investment portfolio may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those in emerging markets. Each Investment Manager also may invest in depositary receipts relating to foreign securities. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Foreign Securities." Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

          Each Investment Manager may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Each Investment Manager may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

FIXED-INCOME SECURITIES

          Each Investment Manager may invest in fixed-income securities. The Investment Managers will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities"); municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

          Each Investment Manager may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

FOREIGN SECURITIES

          Although each Investment Manager is expected to invest principally in equity securities of publicly traded U.S. companies, the Investment Manager may invest in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Investment Manager may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.

          Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

          Because evidences of ownership of such securities usually are held outside the United States, the Partnership will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

          Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Partnership have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

FOREIGN CURRENCY TRANSACTIONS

          Each Investment Manager may engage in foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Investment Manager has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Investment Manager already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated.

          Foreign currency transactions may involve, for example, the Investment Manager's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Investment Manager agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Manager contracted to receive in the exchange. The Investment Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

          Each Investment Manager may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Partnership also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

NON-DIVERSIFIED STATUS

          The classification of the Partnership as a "non-diversified" investment company means that the percentage of the Partnership's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Partnership's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Partnership's portfolio securities may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment.

LEVERAGE

          Some or all of the Investment Managers may borrow money from brokers and banks for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks.

          Although leverage will increase investment return if the Partnership earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Partnership fails to earn as much on such investments as it pays for the use of such funds. Using leverage, therefore, will magnify the volatility of the value of the Partnership's investment portfolio. If the Investment Manager's equity or debt instruments decline in value, the Investment Manager could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in an Investment Fund's assets, whether resulting from changes in market value or from redemptions, the Investment Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          The 1940 Act limits the amount an investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets, including such indebtedness, measured at the time the investment company incurs the indebtedness.

          To obtain "leveraged" market exposure in certain investments and to increase overall return, an Investment Manager may purchase options and other instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.

SHORT SALES

          Some or all of the Investment Managers may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. In addition, Investment Managers may use short sales for non-hedging purposes. To effect a short sale, an Investment Manager will borrow a security from a brokerage firm to make delivery to the buyer. The Investment Manager then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Partnership's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover the short position will be available for purchase.

REVERSE REPURCHASE AGREEMENTS

          Reverse repurchase agreements involve a sale of a security to a bank or securities dealer and the Investment Manager's simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Partnership. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Partnership's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

          Each Investment Manager may use a variety of special investment techniques to hedge its investment portfolio against various risks (such as changes in interest rates) or other factors that generally affect the values of securities and for non-hedging purposes. These techniques may involve the use of derivative transactions. The techniques the Investment Managers may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes.

          DERIVATIVES. Some or all of the Investment Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk, or change the character of the risk, to which its investment portfolio is exposed in much the same way as the Investment Manager can increase or decrease the level of risk, or change the character of the risk, of its investment portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Partnership's performance.

          If an Investment Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Partnership's return or result in a loss. The Partnership also could experience losses if the Investment Manager's Derivatives were poorly correlated with its other investments, or if the Investment Manager were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

          OPTIONS AND FUTURES. The Investment Managers may invest in options and futures contracts. The Investment Managers also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Partnership bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Manager also may include options on baskets of specific securities.

          The Investment Managers may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options. A covered call option, which is a call option with respect to which an Investment Manager owns the underlying security, that is sold by the Investment Manager exposes the Investment Manager during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which an Investment Manager has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Investment Manager exposes the Investment Manager during the term of the option to a decline in price of the underlying security while depriving the Investment Manager of the opportunity to invest the segregated assets.

          An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Investment Manager will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Investment Manager's position by selling the option previously purchased, although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

          Although the Partnership will not be a commodity pool, Derivatives subject the Partnership to the rules of the Commodity Futures Trading Commission ("CFTC") which limit investment in certain Derivatives. Some or all of the Investment Managers may invest in futures contracts and currency futures contracts, and options with respect thereto for hedging purposes without limit. However, to comply with CFTC rules, the Subadvisers may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Partnership's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If applicable CFTC rules change, these percentages may change or different conditions may be applied to the Partnership's use of certain Derivatives.

          The Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or the Partnership could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

          Engaging in these transactions involves risk of loss to the Partnership which could adversely affect the value of the Partnership's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

          Successful use of futures by an Investment Manager also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

          Pursuant to regulations and/or published positions of the SEC, a Subadviser may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Subadviser's ability otherwise to invest those assets.

          Some or all of the Investment Managers may purchase and sell stock index futures contracts. A stock index future obligates an Investment Manager to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

          Some or all of the Investment Managers may purchase and sell interest rate futures contracts. An interest rate future obligates an Investment Manager to purchase or sell an amount of a specific debt security at a future date at a specific price.

          Some or all of the Investment Managers may purchase and sell currency futures. A currency future obligates an Investment Manager to purchase or sell an amount of a specific currency at a future date at a specific price.

          CALL AND PUT OPTIONS ON SECURITIES INDEXES. Some or all of the Investment Managers may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") or the Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index. Accordingly, successful use by the Investment Manager of options on stock indexes will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

          WARRANTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

          SWAP AGREEMENTS. Some or all of the Investment Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Investment Manager had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

          Most swap agreements entered into by an Investment Manager would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

LENDING PORTFOLIO SECURITIES

          Some or all of the Investment Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Manager continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Investment Manager an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Subadviser may not exceed 33-1/3% of the value of the Partnership's total assets, and, in respect of such transactions, the Partnership will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Partnership might experience risk of loss if the institution with which the Investment Manager has engaged in a portfolio loan transaction breaches its agreement with the Investment Manager.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

          To reduce the risk of changes in interest rates and securities prices, some or all of the Investment Managers may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchase are fixed when an Investment Manager enters into the commitment, but the Investment Manager does not make payment until it receives delivery from the counterparty. The Investment Manager will commit to purchase such securities only with the intention of actually acquiring the securities, but the Investment Manager may sell these securities before the settlement date if it is deemed advisable.

          Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Partnership to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued or delayed delivery basis when an Investment Manager is fully or almost fully invested may result in greater potential fluctuation in the value of the Partnership's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Investment Manager on a forward basis will not honor its purchase obligation. In such cases, the Partnership may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

          Although each Investment Manager will invest primarily in publicly traded securities, it may invest without limitation in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

          Where registration is required to sell a security, an Investment Manager may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Investment Manager might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors.

          Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

INVESTMENT RESTRICTIONS

          The Partnership has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Partnership's outstanding voting securities. The Partnership may not:

(1) Issue senior securities, except that, to the extent permitted by the 1940 Act, (a) the Investment Managers may borrow money to finance portfolio transactions and engage in other transactions involving the issuance by the Partnership of "senior securities" representing indebtedness, and (b) the Partnership may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Partnership's interests.

(2) Underwrite securities of other issuers, except insofar as the Partnership may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

(3) Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Partnership's investment policies or as otherwise permitted under the 1940 Act.

(4) Purchase, hold or deal in real estate, except that the Investment Managers may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

(5) Invest in commodities or commodity contracts, except that the Investment Managers may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

(6) Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that the Investment Managers may purchase U.S. Government Securities without limitation. For purposes of this Investment Restriction, the Investment Funds are not considered part of an industry.

          Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Partnership, means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less.

          With respect to these investment restrictions, and other policies described in this Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Partnership's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

          The Partnership's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the 1940 Act) of the Partnership's outstanding voting securities.

                             ADDITIONAL RISK FACTORS

ASSET-BASED FEES AND PERFORMANCE-BASED ALLOCATIONS

          Each Investment Manager generally will charge the Partnership an asset-based fee and some or all of the Investment Managers will receive performance-based allocations. The asset-based fees of the Investment Managers are expected to range from ____% to ____% and the performance-based allocations of the Investment Managers are expected to range from ____% to ____% of net profits. See "APPENDIX C--Investment Manager Fees and Allocations."

          The performance-based allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation is calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

          In addition, the Manager will charge the Partnership an asset-based fee and will receive a performance-based allocation, which gives rise to similar risks. See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

TAX RISKS

          Counsel to the Partnership has rendered an opinion that the Partnership will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Partnership has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Partnership will not be treated as a "publicly traded partnership" taxable as corporation. If it were determined that the Partnership should be treated as an association or publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Partnership or otherwise, the taxable income of the Partnership would be subject to corporate income tax and distributions of profits from the Partnership would be treated as dividends. See "TAX ASPECTS--Tax Treatment of Partnership Operations--Classification of the Partnership."

LIQUIDITY RISKS

          Partnership interests will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Partnership may offer to repurchase Limited Partner interests from time to time, a Limited Partner may not be able to liquidate its interest in the Partnership for up to two years. Beginning in 2000, the Manager expects that generally it will recommend to the Directors that the Partnership offer to repurchase interests from Partners twice each year, in June and December, and also intends to recommend the making of offers to repurchase interests effective as of September 1999 and December 1999. See "REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS."

DISTRIBUTIONS TO LIMITED PARTNERS AND PAYMENT OF TAX LIABILITY

          The Partnership does not intend to make periodic distributions of its net income or gains, if any, to Limited Partners. Whether or not distributions are made, Limited Partners will be required each year to pay applicable Federal and state income taxes on their respective shares of the Partnership's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Directors.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

          Assuming he or she met the conditions imposed by the Investment Managers, an investor could invest directly with the Investment Managers. These conditions include investment minimums that may be considerably higher than $250,000. By investing in investment vehicles indirectly through the Partnership, the investor bears two layers of asset-based fees and performance-based allocations--one at the Partnership level and one at the Investment Fund level. In addition, the investor bears his or her proportionate share of the fees and expenses of the Partnership (including operating costs and administrative fees) and, indirectly, similar expenses of the Investment Funds. An investor indirectly also may bear expenses paid by certain Investment Funds related to the distribution of their shares.

          Each Investment Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Partnership generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Partnership, and thus indirectly from investors, even if the Partnership's returns are negative.

          Investment decisions of the Investment Funds are made by the Investment Managers entirely independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Partnership could incur indirectly certain transaction costs without accomplishing any net investment result.

          Some of the Investment Funds incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs), may engage in investment practices that entail greater risk, or invest in companies whose securities and other investments are more volatile.

          For the Partnership to complete its tax reporting requirements, it must receive information on a timely basis from the Investment Managers. An Investment Manager's delay in providing this information will delay the Partnership's preparation of tax information to investors, which is likely to cause investors to seek extensions on the time to file their tax returns.

          A noncorporate investor's share of the Partnership's investment expenses (including the asset-based fees and performance-based allocations at the Partnership and Investment Fund levels) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

                             PERFORMANCE INFORMATION

          Appendix A contains the Manager's anticipated initial allocation of the Partnership's assets and the theoretical returns that could have been achieved had such allocation been maintained over various periods in the past. Appendix B contains composite performance information for all accounts (including investment funds) managed by the Investment Managers' personnel pursuant to an investment program that also is substantially similar to the Partnership's expected investment program. See "CONFLICTS OF INTEREST--Participation in Investment Opportunities." PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                  THE DIRECTORS

          The business affairs of the Partnership are managed under the general supervision of the Directors. The Partnership's General Partner, to the fullest extent permitted by applicable law, has irrevocably delegated to the Directors its rights and powers to manage and control the business affairs of the Partnership, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Partnership's business. The Directors exercise the same powers, authority and responsibili ties on behalf of the Partnership as are customarily exercised by the directors of a registered investment company organized as a corporation. The General Partner retains only those rights, powers and duties that may not be delegated under Delaware law. The General Partner will not cease to be the general partner of the Partnership and will continue to be liable as such.

          The Directors are not general partners or limited partners of the Partnership and, accordingly, have no liability as such. The Directors will not contribute to the capital of the Partnership and will not hold partnership interests in the Partnership. A majority of the Directors are not "interested persons" (as defined in the 1940 Act) of the Partnership (collectively, the "Independent Directors") and perform the same functions for the Partnership as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

          The identity of the Directors and brief biographical information regarding each Director is set forth below.

                                                    PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                               DURING PAST 5 YEARS
---------------------                               -----------------------




          Each of the Directors was appointed to serve in such position by the General Partner and, on _____________, 1998, such appointment was approved and ratified by the General Partner and Mark F. Vassallo, in his capacity as the Partnership's organizational limited partner, who were the sole holders of partnership interests in the Partnership on such date.

          A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Partners. The Directors may call a meeting of Partners to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Partners cease to constitute a majority of the Directors then serving. If no Director remains to continue the business of the Partnership, the General Partner may manage and control the Partnership, but must convene a meeting of Partners within 60 days for the purpose of either electing new Directors or dissolving the Partnership.

          The Independent Directors are each paid an annual retainer of $2,500 and per meeting fees of $700, or $250 in the case of telephonic meetings by the Partnership. The other Directors receive no annual or other fees from the Partnership. All Directors are reimbursed by the Partnership for their reasonable out-of-pocket expenses. It is estimated that the aggregate annual compensation paid by the Partnership to each Independent Director will be $____ during the coming year, and that, together with compensation paid to them by other registered investment companies advised by affiliates of the Manager, _____________, _____________ and ____________ will receive aggregate annual compensation from all such companies of $________, $________ and $________, respectively, for such year. The Directors do not receive any pension or retirement benefits from the Partnership.

                                   THE MANAGER

          The Manager is the Partnership's General Partner. The Manager intends initially to allocate the Partnership's assets in certain proportions set forth in Appendix A and, thereafter, will evaluate regularly each Investment Manager to determine whether its investment program is consistent with the Partnership's investment objective and whether its investment performance is satisfactory. The Manager may reallocate the Partnership's assets among the Investment Managers, terminate existing Investment Managers and select additional Investment Managers, subject to the condition that selection of a new Subadviser requires approval of a majority (as defined in the 1940 Act) of the Partnership's outstanding voting securities, unless the Partnership receives an exemption from certain provisions of the 1940 Act. The Manager will perform its duties subject to any policies established by the Directors. The Manager, was formed as a Delaware limited liability company on June 25, 1996, is an indirect, wholly-owned subsidiary of PW Group and is registered as an investment adviser under the Advisers Act. The Manager and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts with aggregate assets in excess of $92 billion. PaineWebber Incorporated, a wholly-owned subsidiary of PW Group, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges.

          The offices of the Manager are located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 713-2000. As of _____________, 1998, the Manager owned 99% of the outstanding interests in the Partnership (thereby controlling the Partnership) and was the only person known by the Partnership to own of record or beneficially 5% or more of the outstanding interests in the Partnership. The Manager maintains the Partnership's accounts, books and other documents required to be maintained under the 1940 Act at [1285 Avenue of the Americas, New York, New York 10019].

          The authority of the Manager to serve or act as investment adviser, and be responsible for the day-to-day management, of the Partnership (collectively, "Advice and Management"), and the incentive allocation arrangement between the Partnership and the Manager, as the foregoing are set forth in the limited partnership agreement of the Partnership (the "Partnership Agreement"), was initially approved by the Directors, including each Independent Director, and by vote of Partners holding interests in the Partnership on ____________, 1998. The authority of the Manager to provide Advice and Management will terminate under the following circumstances:

                  (1) if revoked by (A) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership or (B) the Directors, including a majority of the Independent Directors, in either case with 60 days' prior written notice to the Manager;

                  (2) at the election of the Manager, with 60 days' prior written notice to the Directors;

                  (3)      if, after ________________, 1999, any period of 12
                           consecutive months shall conclude without the approval of the continuation of such authority by
                           (A) the vote of a majority (as defined in the 1940
                           Act) of the outstanding voting securities of the Partnership or (B) the Directors and, in either case, a majority of the Independent Directors by vote cast at a meeting called for such purpose;

                  (4) to the extent required by the 1940 Act, upon the occurrence of any event in connection with the Manager, its provision of Advice and Management, the Partnership Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act; or

                  (5) if the Manager is no longer a General Partner of the Partnership.

          The Manager also may withdraw, or be removed by the Partnership, as a General Partner. If the Manager gives notice to the Partnership of its intention to withdraw, it will be required to remain as a General Partner for [one year], or until such earlier date as a successor Manager is approved by the Partnership, if, in the opinion of counsel to the Partnership, earlier withdrawal is likely to cause the Partnership to lose its partnership tax classification or as otherwise required by the 1940 Act. At the request of the Partnership, the Manager will remain as a General Partner of the Partnership for a period of six months if the Partnership has terminated the authority of the Manager to provide Advice and Management, unless a successor General Partner to the Manager is earlier approved by the Partnership.

                                 THE SUBADVISERS

          The Manager has selected the Subadvisers named below to which it intends to allocate up to [85%] of the Partnership's assets (without taking into account changes in asset values).

          [Descriptions to come]

          The Manager will allocate no more than 40% of the Partnership's assets to any Subadviser and will limit its investment in any Investment Fund that is not advised by a Subadviser to less than 5% of the Investment Fund's voting securities.


                                     VOTING

          Each Partner will have the right to cast a number of votes based on the value of such Partner's respective capital account at any meeting of Partners called by the Directors or Partners holding at least a majority of the total number of votes eligible to be cast by all Partners. Limited Partners will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors, approval of the authority of the Manager to provide Advice and Management to the Partnership and approval of the Partnership's auditors. Except for the exercise of their voting privileges, Limited Partners will not be entitled to participate in the management or control of the Partnership's business, and may not act for or bind the Partnership.

                              CONFLICTS OF INTEREST

THE MANAGER

          The Manager and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "PWFA Clients"). The Partnership has no interest in these activities. The officers or employees of the Manager will be engaged in substantial activities other than on behalf of the Manager and may have conflicts of interest in allocating their time and activity between the Manager and PWFA Clients. The Manager and its officers and employees will devote so much of their time to the affairs of the Manager as in their judgment is necessary and appropriate.

          PaineWebber Incorporated acts as the placement agent for the Partnership, without special compensation from the Partnership, and will bear its own costs associated with its activities as placement agent. The Manager and PaineWebber Incorporated intend to compensate PaineWebber Incorporated's or its affiliates' account executives, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed interests in the Partnership and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Partnership. See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

          PaineWebber Incorporated or its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by an Investment Manager or its affiliates. (All investment funds and other accounts managed by the Investment Managers or their affiliates, excluding the Partnership, are referred to collectively as the "Investment Manager Accounts.")

          The Manager, its affiliates or PWFA Clients may have an interest in an account managed by an Investment Manager or its affiliates on terms different than an interest in the Partnership. In addition, the Investment Managers may receive research products and services in connection with the brokerage services that the Manager and its affiliates may provide from time to time (1) to one or more Investment Manager Accounts or (2) to the Partnership.


PARTICIPATION IN INVESTMENT OPPORTUNITIES

          Each Subadviser expects to employ an investment program for its Investment Fund that is substantially similar to the investment program employed by the Subadviser for its Investment Manager Accounts. Accordingly, as a general matter, the Subadviser will consider participation by the Partnership in all appropriate investment opportunities that are under consideration for investment by the Subadviser for its Investment Manager Accounts. There may be, however, circumstances under which a Subadviser will cause its Investment Manager Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Subadviser will commit the Partnership's assets. There also may be circumstances under which a Subadviser will consider participation by its Investment Manager Accounts in investment opportunities in which the Subadviser does not intend to invest on behalf of the Partnership, or vice versa.

          Each Subadviser will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for its respective Investment Fund or Investment Manager Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Investment Fund and relevant Investment Manager Accounts in the context of any particular investment opportunity, the investment activities of the Investment Fund and Investment Manager Accounts may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund will differ from those of the Investment Manager Accounts and the Partnership. Accordingly, prospective Limited Partners should note that the future performance of the Subadviser and the Investment Manager Accounts will vary.

          When a Subadviser determines that it would be appropriate for its respective Investment Fund and one or more of its Investment Manager Accounts to participate in an investment opportunity at the same time, they will attempt to aggregate, place and allocate orders on a basis that the Subadviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that each Investment Fund participate, or participate to the same extent as the Investment Manager Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Subadviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

          Situations may occur, however, where the Partnership could be disadvantaged because of the investment activities conducted by the Subadvisers for the Investment Manager Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Investment Funds and the Investment Manager Accounts, thereby limiting the size of the Partnership's position; (2) the difficulty of liquidating an investment for the Investment Funds and the Investment Manager Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, each Subadviser may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with its Investment Fund or Investment Manager Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "CONFLICTS OF INTEREST--Other Matters."

          Each Investment Manager and its principals, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Partnership. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers and employees of the Investment Manager that are the same, different or made at a different time than positions taken for the Partnership.

OTHER MATTERS

          Except in accordance with applicable law, no Subadviser is permitted to buy securities or other property from, or sell securities or other property to, its respective Investment Fund. However, the Investment Fund may effect certain principal transactions in securities with one or more Investment Manager Accounts, except for accounts in which the Subadviser or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from the Subadviser's appointment as an investment adviser to the account. Such transactions would be made in circumstances where the Subadviser has determined it would be appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day.

          Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

                                    BROKERAGE

          Each Investment Manager is directly responsible for the execution of its portfolio investment transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

          In executing transactions on behalf of its Investment Fund, each Subadviser seeks to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Subadviser with unaffiliated brokers, the firm's risk in positioning a block of securities. Although each Subadviser generally seeks reasonably competitive commission rates, a Subadviser will not necessarily pay the lowest commission available on each transaction. The Subadvisers have no obligation to deal with any broker or group or brokers in executing transactions in portfolio securities.

          Following the principle of seeking best price and execution, a Subadviser may place brokerage business with brokers that provide the Subadviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Subadviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Subadviser or its affiliates in providing services to clients other than the Partnership. In addition, not all of the supplemental information is used by the Subadviser in connection with the Partnership. Conversely, the information provided to the Subadviser by brokers and dealers through which other clients of the Subadviser and its affiliates effect securities transactions may be useful to the Subadviser in providing services to the Partnership.

          Although the Partnership cannot accurately predict the portfolio turnover rate of the Investment Funds managed by the Subadvisers, the Partnership expects that their annual portfolio turnover rate will not exceed ____%. A portfolio turnover rate of 100% is equivalent to the Partnership buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to the Limited Partners as ordinary income.

          Each Investment Manager may execute portfolio brokerage transactions through affiliates of the Manager and each Subadviser may effect brokerage transactions through its affiliates, in each case subject to compliance with the 1940 Act.

                                FEES AND EXPENSES

          The Manager provides certain management and administrative services to the Partnership, including, among other things, providing office space and other support services to the Partnership. In consideration for such services, the Partnership will pay the Manager a monthly management fee at the annual rate of 1.25% of the Partnership's net assets, excluding assets attributable to the Manager's capital account (the "Fee"). Net assets means the total value of all assets of the Partnership, less an amount equal to all accrued debts, liabilities and obligations of the Partnership, calculated before giving effect to any repurchases of interests. The Fee will be computed based on the net assets of the Partnership as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such month. The Fee will be charged in each fiscal period to the capital accounts of all Limited Partners in proportion to their capital accounts at the beginning of such fiscal period.

          _______ (the "Administrator"), or such other administrator including PaineWebber Incorporated or its affiliates, as may be appointed by the Directors, provides administration, accounting and investor services to the Partnership, which are in addition to the services provided by the Manager to the Partnership, as described above. In consideration for such services, the Partnership will pay the Administrator an annual fee (the "Administrator Fee") that is not anticipated to exceed ______% of the Partnership's net assets, as defined above, plus reimbursement of certain out-of-pocket expenses.

          In addition, the capital accounts of Limited Partners may be subject to an Incentive Allocation depending upon the investment performance of the Partnership. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

          The Partnership will bear all expenses incurred in the business of the Partnership other than those specifically required to be borne by the Manager. Expenses to be borne by the Partnership include, but are not limited to, the following:

         * all costs and expenses directly related to portfolio transactions and positions for the Partnership's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

         * all costs and expenses associated with the organization and registration of the Partnership, certain offering costs and the costs of compliance with any applicable Federal or state laws;

         * all costs and expenses associated with the selection of Investment Managers, including due diligence and travel-related expenses;

         * the costs and expenses of holding any meetings of any Partners that are regularly scheduled, permitted or required to be held under the terms of the Partnership Agreement, the 1940 Act or other applicable law;

         * fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Partnership;

         * the Fee, the Administrator Fee and the fees of custodians and other persons providing administrative services to the Partnership;

         * the costs of a fidelity bond and any liability insurance obtained on behalf of the Partnership, the General Partner or the Directors;

         * all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Limited Partners;

         * all expenses of computing the Partnership's net asset value, including any equipment or services obtained for the purpose of valuing the Partnership's investment portfolio;

         * all charges for equipment or services used for communications between the Partnership and any custodian, or other agent engaged by the Partnership; and

         * such other types of expenses as may be approved from time to time by the Directors.

The Manager will be reimbursed by the Partnership for any of the above expenses that it pays on behalf of the Partnership.

          The Partnership's organizational and offering expenses are estimated at $__________. The Partnership also will bear certain on-going offering costs associated with any periodic offers of Partnership interests. Offering costs cannot be deducted by the Partnership or the Partners.

          The Investment Funds will bear all expenses incurred in the business of the Investment Funds, which are similar to those expenses incurred by the Partnership in the business of the Partnership. The Investment Managers generally will charge an asset-based fee to and receive performance-based allocations from the Investment Funds, which effectively will reduce total distributions from the Investment Funds to the Partnership.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

          The Partnership will maintain a separate capital account for each Partner, which will have an opening balance equal to such Partner's initial contribution to the capital of the Partnership. Each Partner's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such Partner to the capital of the Partnership, plus any amounts credited to such Partner's capital account as described below. Similarly, each Partner's capital account will be reduced by the sum of the amount of any repurchase by the Partnership of the interest, or portion thereof, of such Partner, plus the amount of any distributions to such Partner which are not reinvested, plus any amounts debited against such Partner's capital account as described below. To the extent that any debits would reduce the balance of the capital account of any Limited Partner below zero, that portion of any such debits will instead be allocated to the capital account of the Manager; any subsequent credits that would otherwise be allocable to the capital account of any such Limited Partner will instead be allocated to the capital account of the Manager in such amounts as are necessary to offset all previous debits attributable to such Limited Partner.

          Capital accounts of Partners are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on (1) the last day of each year, (2) the day preceding the date on which a contribution to the capital of the Partnership is made, (3) the day on which the Partnership repurchases any interest or portion of an interest of any Partner, or (4) the day on which any amount is credited to or debited from the capital account of any Partner other than an amount to be credited to or debited from the capital accounts of all Partners in accordance with their respective partnership percentages. A partnership percentage will be determined for each Partner as of the start of each fiscal period by dividing the balance of such Partner's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all Partners as of such date.

ALLOCATION OF NET PROFITS AND NET LOSSES

          Net profits or net losses of the Partnership for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Partners as of the last day of each fiscal period in accordance with Partners' respective partnership percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Partnership, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Partnership of interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Partners other than in accordance with the Partners' respective partnership percentages.

          Allocations for Federal income tax purposes generally will be made among the Partners so as to reflect equitably amounts credited or debited to each Partner's capital account for the current and prior fiscal years.

INCENTIVE ALLOCATION

          So long as the Manager provides Advice and Management to the Partnership, the Manager will be entitled to a performance-based allocation (the "Incentive Allocation"), charged to the capital account of each Limited Partner as of the last day of each "allocation period," of 10% of the amount by which any "allocated gain" during an "allocation period" exceeds the sum of any unrecovered positive balance in the Limited Partner's "loss recovery account" and the Hurdle. The Incentive Allocation will be credited to the capital account of the Manager.

          For purposes of calculating the Incentive Allocation, "allocated gain" means the excess of the balance of the Limited Partner's capital account at the end of an "allocation period," after giving effect to allocations other than the Incentive Allocation, but before giving effect to repurchases of interests by the Partnership or debits to such capital account to reflect any item not chargeable ratably to all Partners, over the balance of the Limited Partner's capital account at the start of such "allocation period." Consequently, any Incentive Allocation to be credited to the Manager will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to a Limited Partner.

          An Incentive Allocation will be charged only with respect to any "allocated gain" in excess of the sum of any unrecovered positive balance of a "loss recovery account" maintained for each Limited Partner and the Hurdle. A "loss recovery account" is a memorandum account maintained by the Partnership for each Limited Partner, which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for such Limited Partner during such "allocation period," and (2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for such Limited Partner during such "allocation period." Any positive balance in a Limited Partner's "loss recovery account" would be reduced as the result of a repurchase or certain transfers with respect to the Limited Partner's interest in the Partnership in proportion to the reduction of the Limited Partner's capital account attributable to the repurchase or transfer.

          The "Hurdle" is the amount that a Limited Partner would have earned for an "allocation period" if it had received an annualized rate of return of 10% on its opening capital account balance (appropriately adjusted for contributions and withdrawals) for such period. The Hurdle is not cumulative from year to year.

          An "allocation period" as to each Limited Partner is a period commencing on the admission of such Limited Partner to the Partnership and ending at the close of business on the last day of the twelfth complete calendar month after such admission, and thereafter is each period commencing as of the day following the last day of the preceding allocation period with respect to the Limited Partner and ending as of the close of business on the first to occur of (1) the last day of a fiscal year of the Partnership, (2) the day as of which the Partnership repurchases the entire interest of such Limited Partner, (3) the day as of which the Partnership admits as a substitute Limited Partner a person to whom the entire interest of such Limited Partner has been transferred or (4) the day as of which the authority of the Manager to provide Advice and Management is terminated. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the "loss recovery account." Therefore, the Incentive Allocation for any allocation period after the initial 12-month period in effect is a reflection of the extent to which cumulative performance achieved with respect to a Limited Partner's account since such Partner's admission to the Partnership exceeds the highest previous level of performance achieved through the close of any prior allocation period. If any subsequent allocation period is less than 12 calendar months, the Incentive Allocation for such period will be computed over the period commencing at the start of the last allocation period which commenced more than 12 calendar months previously and ending at the end of the current allocation period, with appropriate adjustment for any Incentive Allocation made with respect to the prior allocation periods.

          Within 30 days of each allocation period with respect to each Limited Partner, and subject to certain limitations, the Manager may withdraw up to 98% of the Incentive Allocation, computed on the basis of unaudited data, that was credited to the Manager's capital account and debited from the Limited Partner's capital account with respect to such allocation period. The Partnership will pay the balance, subject to audit adjustments, within 30 days after the completion of the audit of the Partnership's books.

                ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING
                          TAXES AND OTHER EXPENDITURES

          Withholding taxes or other tax obligations incurred by the Partnership which are attributable to any Partner will be debited against the capital account of such Partner as of the close of the fiscal period during which the Partnership paid such obligation, and any amounts then or thereafter distributable to such Partner will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then the Partner and any successor to the Partner's interest is required to pay to the Partnership as a contribution to the capital of the Partnership, upon demand of the Partnership, the amount of such excess.

RESERVES

          Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Partners for contingent liabilities as of the date any such contingent liabilities become known to the Partnership. Reserves will be in such amounts, subject to increase or reduction, which the Partnership may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Partners at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Partners, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Partnership, were Partners at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

          Net asset value of the Partnership will be determined by or at the direction of the Manager as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

          Domestic exchange traded securities and securities included in the NASDAQ National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

          Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Directors will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

          The Partnership will value interests in Investment Funds not managed by the Subadvisers at fair value, which ordinarily will be the value determined by their Investment Managers in accordance with the policies established by the relevant Investment Fund.

          All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Partnership is determined. When such events materially affect the values of securities held by the Partnership or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

          Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Partnership's net assets if the Directors' judgments regarding appropriate valuations should prove incorrect.

                           SUBSCRIPTION FOR INTERESTS

SUBSCRIPTION TERMS

          Both initial and additional subscriptions for interests in the Partnership may be accepted from eligible investors (as described below) at such times as the Manager may determine on the terms set forth below. The Partnership may, in its discretion, suspend the offering of interests at any time or permit subscriptions on a more frequent basis. The Partnership reserves the right to reject any subscription for interests in the Partnership. Generally, the minimum required initial contribution to the capital of the Partnership from each investor is $250,000. For employees of the Manager and its affiliates, and members of their immediate families, the minimum required initial contribution to the capital of the Partnership is $_______. The Partnership may vary the investment minimums from time to time. The initial closing date for subscriptions of interests in the Partnership is , 1998. The Manager, in its sole discretion, may postpone the closing date for up to 60 days. In addition, because the Partnership may generate "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase interests in the Partnership because a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI.

          Except as otherwise permitted by the Partnership, initial and any additional contributions to the capital of the Partnership by any Partner will be payable in cash, and all contributions must be transmitted by such time and in such manner as is specified in the subscription documents of the Partnership. Initial and any additional contributions to the capital of the Partnership will be payable in one installment and will be due prior to the proposed acceptance of the contribution, although the Partnership may accept, in its discretion, a subscription prior to its receipt of cleared funds.

          Each new Limited Partner will be obligated to agree to be bound by all of the terms of the Partnership Agreement. Each potential investor also will be obligated to represent and warrant in a subscription agreement, among other things, that such investor is purchasing an interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such interest.

          If and when the Partnership determines to accept securities as a contribution to the capital of the Partnership, the Partnership will charge each Partner making such contribution an amount determined by the Directors and not exceeding 2% of the value of such contribution in order to reimburse the Partnership for any costs it incurs in liquidating and accepting such securities. Any such charge will be due and payable by the contributing Partner in full at the time the contribution to the capital of the Partnership to which such charge relates is due.

ELIGIBLE INVESTORS

          Each prospective investor will be required to certify that the interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that such investor, as well as each of the investor's beneficial owners under certain circumstances, has a net worth immediately prior to the time of subscription of at least $1 million. Existing Limited Partners who subscribe for additional interests in the Partnership will be required to represent that the Limited Partner meets the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications will be set forth in a subscription agreement to be provided to prospective investors, which must be completed by each prospective investor.

MANAGER'S INVESTMENT IN THE PARTNERSHIP

          The Manager, in its capacity as General Partner, is required by the Partnership Agreement to contribute amounts to the Partnership sufficient to maintain its capital account balance at a level, if any, necessary to ensure that the Partnership will be treated as a partnership for Federal income tax purposes.

                           REDEMPTIONS, REPURCHASES OF
                             INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

          No Partner or other person holding an interest or a portion of an interest will have the right to require the Partnership to redeem the interest or portion thereof. No public market exists for interests in the Partnership, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of interests by the Partnership, as described below.

REPURCHASES OF INTERESTS

          The Directors, from time to time and in their complete and exclusive discretion, may determine to direct the Manager to cause the Partnership to repurchase interests or portions thereof from Partners, including the Manager, pursuant to written tenders by Partners on such terms and conditions as the Directors may determine. In determining whether the Partnership should repurchase interests or portions thereof from Partners pursuant to written tenders, the Directors will consider the recommendation of the Manager. Beginning in 2000, the Manager expects that generally it will recommend to the Directors that the Partnership offer to repurchase interests from Partners twice in each year, in June and December, and also intends to recommend the making of offers to repurchase interests effective as of September 1999 and December 1999. The Directors also will consider the following factors, among others, in making such determination:

         * whether any Partners have requested to tender interests or portions thereof to the Partnership;

         *        the liquidity of the Partnership's assets;

         * the investment plans and working capital requirements of the Partnership;

         * the relative economies of scale with respect to the size of the Partnership;

         * the history of the Partnership in repurchasing interests or portions thereof;

         * the condition of the securities markets; and the anticipated tax consequences of any proposed repurchases of interests or portions thereof.

          The Directors will determine that the Partnership repurchase interests or portions thereof from Partners pursuant to written tenders only on terms they determine to be fair to the Partnership and to all Partners or persons holding interests acquired from Partners as applicable. When the Directors determine that the Partnership will repurchase interests in the Partnership or portions thereof, notice will be provided to each Partner describing the terms thereof, and containing information Partners should consider in deciding whether and how to participate in such repurchase opportunity. Partners who are deciding whether to tender their interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their interest in the Partnership from the Manager during such period.

          The Partnership Agreement provides that the Partnership shall be dissolved if the interest of any Limited Partner that has submitted a written request to tender its entire interest for repurchase by the Partnership has not been repurchased within a period of two years of such request.

          Repurchases of interests or portions thereof from Partners by the Partnership may be made, in the discretion of the Manager, in part or in whole for cash or for securities of equivalent value and will be effective after receipt by the Partnership of all eligible written tenders of interests or portions thereof from Partners. The amount due to any Partner whose interest or portion thereof is repurchased will be equal to the value of the Partner's capital account or portion thereof based on the net asset value of the Partnership's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the Partner's capital account as of such date. Payment of the purchase price pursuant to a tender of interests will consist of, first, cash and/or marketable securities traded on an established securities exchange, valued at net asset value in accordance with the Partnership Agreement and distributed to tendering Partners on a PARI PASSU basis, in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the interests tendered, determined as of the expiration date of the tender offer (the "expiration date"). Payment of such amount will be made promptly after the expiration date (the "cash payment"). Generally, payment pursuant to such a tender also will consist of a promissory note that bears no interest and is not transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the interests tendered as of the expiration date, determined based on the audited financial statements of the Partnership, over (b) the cash payment. The note would be delivered to the tendering Partner promptly after the expiration date and would be payable in cash promptly after completion of the audit of the financial statements of the Partnership. The audit of the Partnership's financial statements is expected to be completed within 60 days after the end of each year. The Partnership does not impose any charges on a repurchase of interests or portion of interests in the Partnership, although it may allocate to tendering Partners withdrawal or similar charges imposed by Investment Funds that are not advised by a Subadviser if the Manager determined to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Partnership.

          The Partnership intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes. Payment for repurchased interests may require the Partnership to liquidate portfolio holdings earlier than the Manager otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Partnership's portfolio turnover. The Manager intends to take measures to attempt to avoid or minimize such potential losses and turnover.

          A Limited Partner who tenders for repurchase any amount of the interest of such Partner in the Partnership prior to having been a Limited Partner for 12 consecutive months or who tenders for repurchase a portion of the interest of such Partner will be required to maintain a capital account balance equal to the greater of (1) $250,000 and (2) the amount of Incentive Allocation that would be debited from such Partner's capital account if the date of repurchase were a date on which an Incentive Allocation would otherwise be made.

          The Partnership may repurchase an interest in the Partnership or portion thereof of a Partner or any person acquiring an interest or portion thereof from or through a Partner if:

         * such an interest or portion thereof has been transferred or such an interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Partner;

         * ownership of such an interest by a Partner or other person will cause the Partnership to be in violation of, or require registration of any interest or portion thereof under, or subject the Partnership to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

         * continued ownership of such an interest may be harmful or injurious to the business or reputation of the Partnership or the Manager, or may subject the Partnership or any Partners to an undue risk of adverse tax or other fiscal consequences;

         * any of the representations and warranties made by a Partner in connection with the acquisition of an interest in the Partnership or portion thereof was not true when made or has ceased to be true; or

         * it would be in the best interests of the Partnership for the Partnership to repurchase such an interest or portion thereof.

          The Manager is entitled to tender for repurchase all or a portion of its interest in the Partnership only if the Manager maintains the requisite minimum capital account balance described previously, or if, in the opinion of legal counsel to the Partnership, such repurchase would not jeopardize the classification of the Partnership as a partnership for U.S. Federal income tax purposes. The Manager also is entitled to tender its interest to the Partnership in certain circumstances described in the Partnership Agreement where the status of the Manager is terminated or the authority of the Manager to provide Advice and Management is terminated.

TRANSFERS OF INTERESTS

          No person may become a substituted Limited Partner without the written consent of the Manager, which consent may be withheld for any reason in the Manager's sole and absolute discretion. Limited Partner interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Limited Partner or (ii) with the written consent of the Manager, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to a family trust or other entity that does not result in a change of beneficial ownership. Notice to the Manager of any proposed transfer must include evidence satisfactory to the Manager that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Partnership with respect to investor eligibility and suitability, including the requirement that any investor, or investor's beneficial owners in certain circumstances, has a net worth immediately prior to the time of subscription of at least $1 million, and must be accompanied by a properly completed subscription agreement. In addition to the foregoing, no Limited Partner will be permitted to transfer an interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and any Partner transferring less than its entire interest, is at least $250,000.

          Any transferee that acquires an interest or portion thereof in the Partnership by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Limited Partner or otherwise, will be entitled to the allocations and distributions allocable to the interest so acquired and to transfer such interest in accordance with the terms of the Partnership Agreement, but will not be entitled to the other rights of a Limited Partner unless and until such transferee becomes a substituted Limited Partner as provided in the Partnership Agreement. If a Limited Partner transfers an interest or portion thereof with the approval of the Manager, under the policies established by the Directors, the Manager will promptly take all necessary actions to admit such transferee or successor to the Partnership as a Limited Partner. Each Limited Partner and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Partnership in connection with such transfer.

          By subscribing for an interest in the Partnership, each Limited Partner has agreed to indemnify and hold harmless the Partnership, the Directors, the Manager, each other Limited Partner and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of these provisions or any misrepresentation made by such Limited Partner in connection with any such transfer.

          The Manager may not transfer its interest as a General Partner, except to a person who has agreed to be bound by all of the terms of the Partnership Agreement and pursuant to applicable law.

                                   TAX ASPECTS

          The following is a summary of certain aspects of the income taxation of the Partnership and its Partners which should be considered by a prospective Limited Partner. The Partnership has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Partnership, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Partnership as a partnership for Federal income tax purposes.

          This summary of certain aspects of the Federal income tax treatment of the Partnership is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Partnership. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          EACH PROSPECTIVE LIMITED PARTNER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE PARTNERSHIP.

          In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Partnership is consistent with their overall investment plans. Each prospective tax-exempt Limited Partner is urged to consult its own counsel regarding the acquisition of Partnership interests.

TAX TREATMENT OF PARTNERSHIP OPERATIONS

          CLASSIFICATION OF THE PARTNERSHIP. The Partnership has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Partnership, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Partnership will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Partnership will not be traded on an established securities market. Regulations (the "Regulations") concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Partnership will not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Partnership has more than 100 Partners.

          The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Partnership has also rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Partnership as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Partnership will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Partnership will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Partnership should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Partnership would be subject to corporate income tax when recognized by the Partnership; distributions of such income, other than in certain redemptions of Partnership interests, would be treated as dividend income when received by the Partners to the extent of the Partnership's current or accumulated earnings and profits; and Partners would not be entitled to report profits or losses realized by the Partnership.

          As a partnership, the Partnership is not itself subject to Federal income tax. Each Limited Partner will be taxed upon its distributive share of each item of the Partnership's income, gain, loss and deductions allocated to the Partnership (from investments in other partnerships) for each taxable year of the Partnership ending with or within the Limited Partner's taxable year. Each item will have the same character to a Limited Partner, and will generally have the same source (either United States or foreign), as though the Limited Partner realized the item directly. Limited Partners must report these items regardless of the extent to which, or whether, the Partnership or Limited Partners receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Partnership.

          ALLOCATION OF PROFITS AND LOSSES. Under the Partnership Agreement, the Partnership's net capital appreciation or net capital depreciation for each accounting period is allocated among the Partners and to their capital accounts without regard to the amount of income or loss actually recognized by the Partnership for Federal income tax purposes. The Partnership Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Partnership for each fiscal year generally are to be allocated for income tax purposes among the Partners pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Partnership's net capital appreciation or net capital depreciation allocated to each Partner's capital account for the current and prior fiscal years. A Partner that contributes property other than cash, including amounts of accrued interest, to the Partnership will be specifically allocated items of income, deduction, gain, loss or credit attributable to such property to the extent of the difference, if any, between the book value and the adjusted tax basis at the time of such contribution.

          Under the Partnership Agreement, the Manager has the discretion to allocate specially an amount of the Partnership's net capital gains, including short-term capital gain, for Federal income tax purposes to a withdrawing Limited Partner to the extent that the Partner's capital account exceeds its Federal income tax basis in its partnership interest. There can be no assurance that, if the Manager makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Partnership's gains allocable to the remaining Partners would be increased.

          A Limited Partner admitted to the Partnership other than as of January 1 of a fiscal year will be allocated its distributive share of Partnership tax items at the end of its year of admission based on its pro rata share of the Partnership's capital. Such allocation does not account for the possibility of a subsequent reallocation in the following year to the Manager in respect of the initial Incentive Allocation. The Manager, in its discretion, may attempt to minimize any negative tax consequences which may result to a Partner from the foregoing, including by utilizing special allocations of Partnership tax items. However, there is no assurance that any such attempt will successfully minimize any negative tax consequence resulting to a Partner from the initial Incentive Allocation.

          TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section 754. Under the Partnership Agreement, at the request of a Partner, the Manager, in its sole discretion, may cause the Partnership to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Manager does not presently intend to make such election.

          The Manager decides how to report the partnership items on the Partnership's tax returns, and all Partners are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Partnership are audited by the Service, the tax treatment of the Partnership's income and deductions generally is determined at the partnership level in a single proceeding rather than by individual audits of the Partners. The Manager, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Partners. In addition, the Tax Matters Partner has the authority to bind certain Partners to settlement agreements and the right on behalf of all Partners to extend the statute of limitations relating to the Partners' tax liabilities with respect to Partnership items.

TAX CONSEQUENCES TO A WITHDRAWING LIMITED PARTNER

          A Limited Partner receiving a cash liquidating distribution from the Partnership, in connection with a complete withdrawal from the Partnership generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Limited Partner and such Limited Partner's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term, mid-term or long-term depending upon the Limited Partner's holding period for its interest in the Partnership. However, a withdrawing Limited Partner will recognize ordinary income to the extent such Limited Partner's allocable share of the Partnership's "unrealized receivables" exceeds the Limited Partner's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Partnership will be treated as an unrealized receivable, with respect to which a withdrawing Limited Partner would recognize ordinary income. A Limited Partner receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Limited Partner's adjusted tax basis in its partnership interest.

          As discussed above, the Partnership Agreement provides that the Manager may specially allocate items of Partnership capital gain, including short-term capital gain, to a withdrawing Limited Partner to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Partnership interest. Such a special allocation may result in the withdrawing Partner recognizing capital gain, which may include short-term gain, in the Partner's last taxable year in the Partnership, thereby reducing the amount of long-term or mid-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

          Distributions of property other than cash, whether in complete or partial liquidation of a Limited Partner's interest in the Partnership, generally will not result in the recognition of taxable income or loss to the Limited Partner, except to the extent such distribution is treated as made in exchange for such Limited Partner's share of the Partnership's unrealized receivables.1

 ---------------------
1 It should be noted, however, that gain generally must be recognized where the distribution consists of marketable securities unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" as defined in Section 731(c) of the Code. While there can be no assurance, the Manager anticipates that the Partnership will qualify as an "investment partnership." Thus, if a Limited Partner is an "eligible partner", which term should include a Limited Partner whose sole contributions to the Partnership consisted of cash, the nonrecognition rule described above should apply.

TAX TREATMENT OF PARTNERSHIP INVESTMENTS

          IN GENERAL. The Partnership through the Investment Funds expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

          Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income, the Partnership expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations--' Section 988' Gains or Losses" below and certain other transactions described below. These capital gains and losses may be long-term, mid-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year but less than 18 months generally will be eligible for mid-term capital gain or loss treatment, and property held for more than 18 months generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term, mid-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

          The maximum ordinary income tax rate for individuals is 39.6%, the maximum individual income tax rate for long-term capital gains is 20% and the maximum individual income tax rate for mid-term capital gains is 28%, unless the taxpayer elects to be taxed at ordinary rates, although in any case the actual rate may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

          The Partnership may realize ordinary income from accruals of interest and dividends on securities. The Partnership through the Investment Funds may hold debt obligations with "original issue discount." In such case, the Partnership would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Partnership through the Investment Funds also may acquire debt obligations with "market discount." Upon disposition of such an obligation, the Partnership generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held. The Partnership may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, also may constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.2

---------------

2 Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

          CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under
Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

          The Partnership through the Investment Funds may acquire foreign currency forward contracts. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Foreign Currency Transactions." Generally, any gain or loss with respect to any forward currency contracts will be ordinary, unless (i) the contract is a capital asset in the hands of the holder and is not a part of a straddle transaction and (ii) the holder makes an election, by the close of the day the transaction is entered into, to treat the gain or loss attributable to such contract as capital gain or loss.

          SECTION 1256 CONTRACTS. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

          Capital gains and losses from such Section 1256 contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See "Currency Fluctuations--'Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."

          MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

          Temporary Regulations provide for the establishment of mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear, and therefore, there can be no assurance that a mixed straddle account election in the circumstances here will be accepted by the Service.

          SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year.

          The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the taxpayer either holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale respecting the same or substantially identical property or holds an appreciated financial position that is a short sale and then acquires property that is the same as or substantially identical to the underlying property. In each instance, with certain exceptions, the taxpayer generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale or acquires the property, respectively. The holding period for any appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

          EFFECT OF STRADDLE RULES ON PARTNERS' SECURITIES POSITIONS. The Service may treat certain positions in securities held, directly or indirectly, by a partner and its indirect interest in similar securities held by the partnership as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a partner's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

          LIMITATION ON DEDUCTIBILITY OF INTEREST. For noncorporate taxpayers,
Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness incurred or continued to purchase or carry property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "investment income," consisting of net gain and ordinary income derived from investments in the current year. For this purpose, any long-term capital gain is excluded from investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

          For purposes of this provision, the Partnership's activities will be treated as giving rise to investment income for a Limited Partner, and the investment interest limitation would apply to a noncorporate Limited Partner's share of the interest and short sale expenses attributable to the Partnership's operation. In such case, a noncorporate Limited Partner would be denied a deduction for all or part of that portion of its distributive share of the Partnership's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Partnership. A Limited Partner that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Limited Partner on money borrowed to finance its investment in the Partnership. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

          DEDUCTIBILITY OF PARTNERSHIP INVESTMENT EXPENDITURES BY NONCORPORATE PARTNERS. Investment expenses (e.g., investment advisory fees) of an individual, trust and estate are deductible only to the extent they exceed 2% of adjusted gross income.3 In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 1998, $124,500 or $62,250 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

--------------
3 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt under Section 67(e) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Limited Partners that are trusts or estates should consult their tax advisers as to the applicability of this case to the investment expenses that are allocated to them.

          Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility will apply to a noncorporate Limited Partner's share of the expenses of the Partnership, including any asset-gained management fees incurred by the Partnership or the Investment Funds. Although the Partnership intends to treat the performance-gained incentive allocation to the Manager or the Investment Managers as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such allocations as an investment expense which is subject to the limitations.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Limited Partners should consult their tax advisers with respect to the application of these limitations.

          APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Partnership's securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Limited Partner's share of income and gain from the Partnership. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

          "PHANTOM INCOME" FROM PARTNERSHIP INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments, if any, by the Partnership through the Investment Funds in certain foreign corporations may cause a Limited Partner to (i) recognize taxable income prior to the Partnership's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long term capital gain.

FOREIGN TAXES

          It is possible that certain dividends and interest received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

          The Partnership will inform Partners of their proportionate share of the foreign taxes paid or incurred by the Partnership that Partners will be required to include in their income. The Partners generally will be entitled to claim either a credit, subject to the limitations discussed below, or, if they itemize their deductions, a deduction, subject to the limitations generally applicable to deductions, for their share of such foreign taxes in computing their Federal income taxes. A Partner that is tax exempt will not ordinarily benefit from such credit or deduction.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Partner's Federal tax, before the credit, attributable to its total foreign source taxable income. A Partner's share of dividends and interest from non-U.S. securities generally will qualify as foreign source income. Generally, the source of income realized upon the sale of personal property, such as securities, will be based on the residence of the seller. In the case of a partnership, the determining factor is the residence of the partner. Thus, absent a tax treaty to the contrary, the gains from the sale of securities allocable to a Partner that is a U.S. resident will be treated as derived from U.S. sources, even though the securities are sold in foreign countries; and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will also be treated as ordinary income derived from U.S. sources.

          The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends and interest. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, Partners may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Partnership. The foregoing is only a general description of the foreign tax credit under current law. Moreover, since the availability of a credit or deduction depends on the particular circumstances of each Partner, Partners are advised to consult their own tax advisers.

UNRELATED BUSINESS TAXABLE INCOME

          Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.4

--------
4         With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

          This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived, either directly or through partnerships, from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Partnership's income, or loss, from these investments may constitute UBTI.

          The Partnership through the Investment Funds may incur "acquisition indebtedness" with respect to certain transactions, such as the purchase of securities on margin.5 Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, short sales of securities will be treated as not involving "acquisition indebtedness" and therefore not generating UBTI. The percentage of income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

--------------
5 Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

          The percentage of capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Partnership, an allocable portion of deductions directly connected with the debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/basis percentage calculation described above, would offset gains treated as UBTI.

          Since the calculation of the Partnership's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Investment Funds from time to time,6 it is impossible to predict what percentage of the Partnership's income and gains will be treated as UBTI for a Limited Partner which is an exempt organization. An exempt organization's share of the income or gains of the Partnership which is treated as UBTI may not be offset by losses of the exempt organization either from the Partnership or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).


--------
6 The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Partnership. An exempt organization is required to make estimated tax payments with respect to its UBTI.

          To the extent that the Partnership generates UBTI, the applicable Federal tax rate for such a Limited Partner generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Partnership will be required to report to a Partner which is an exempt organization information as to the portion, if any, of its income and gains from the Partnership for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Partnership is highly complex, and there is no assurance that the Partnership's calculation of UBTI will be accepted by the Service.

          In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Partnership's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Partnership generally should not affect the tax-exempt status of such an exempt organization.7 However, a charitable remainder trust will not be exempt from Federal income tax under
Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Partnership. See, "ERISA CONSIDERATIONS."

--------
7 Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Limited Partner should consult its tax adviser in this regard.

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

          PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

          In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets, assets not used or held for use in carrying out the foundation's exempt purposes, over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Partnership would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Partnership is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Limited Partner which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Partnership. Of course, this factor would create less of a problem to the extent that the value of the investment in the Partnership is not significant in relation to the value of other assets held by a foundation.

          In some instances, an investment in the Partnership by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Partnership, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Partnership in order to avoid the imposition of an excise tax.

          A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

          QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts ("IRA's") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See, "ERISA CONSIDERATIONS."

          ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Partnership. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Partner's distributive share of the taxable income or loss of the Partnership generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

          A partnership in which the Partnership acquires an interest may conduct business in a jurisdiction which will subject to tax a Limited Partner's share of the Partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Limited Partner is a resident.

          The Partnership should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable if a partnership in which the Partnership invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Partner should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Partnership. A nonresident individual Partner will not be subject to New York City earnings tax on nonresidents with respect to his or her investment in the Partnership.

          Individual Limited Partners who are residents in New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. This limitation would likely apply to a Limited Partner's share of some or all of the Partnership's expenses. Prospective investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

          For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a limited partnership interest in a partnership which does business in New York State and New York City, respectively.8 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

--------
8 New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

          Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership", which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Partnership's qualification as such a portfolio investment partnership must be determined on an annual basis and with respect to a taxable year, the Partnership may not qualify as a portfolio investment partnership.

          A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate which is currently equal to the New York State corporate franchise tax rate, plus the corporate surtax. There is no New York City tax on the UBTI of an otherwise exempt entity.

                              ERISA CONSIDERATIONS

          Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Partnership.

          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Partnership, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Partnership may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

          Because the Partnership will register as an investment company under the 1940 Act, the underlying assets of the Partnership should not be considered to be "plan assets" of the ERISA Plans investing in the Partnership for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Manager will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Partnership.

          The Manager will require a Benefit Plan which proposes to invest in the Partnership to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Partnership's investment objective, policies and strategies, that the decision to invest plan assets in the Partnership was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

          Certain prospective Benefit Plan investors may currently maintain relationships with the Manager or other entities which are affiliated with the Manager. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Partnership is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Partnership was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Partnership.

          The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum, is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                          LIMITED PARTNERSHIP AGREEMENT

          The following is a summary description of additional items and of select provisions of the Partnership Agreement which are not described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Partnership Agreement.

LIABILITY OF LIMITED PARTNERS

          Pursuant to applicable Delaware law, Limited Partners generally are not personally liable for obligations of the Partnership unless, in addition to the exercise of their rights and powers as Limited Partners, they participate in the control of the business of the Partnership. Any such Limited Partner would be liable only to persons who transact business with the Partnership reasonably believing, based on such Limited Partner's conduct, that the Limited Partner is a General Partner. Under the terms of the Partnership Agreement, the Limited Partners do not have the right to take part in the control of the Partnership, but they may exercise the right to vote on matters requiring approval under the 1940 Act and on certain other matters. Although such right to vote should not constitute taking part in the control of the Partnership's business under applicable Delaware law, there is no specific statutory or other authority for the existence or exercise of some or all of these powers in some other jurisdictions. To the extent that the Partnership is subject to the jurisdiction of courts in jurisdictions other than the State of Delaware, it is possible that these courts may not apply Delaware law to the question of the limited liability of the Limited Partners.

          Under Delaware law and the Partnership Agreement, each Limited Partner may be liable up to the amount of any contributions to the capital of the Partnership (plus any accretions in value thereto prior to withdrawal) and a Limited Partner may be obligated to return to the Partnership amounts distributed to him in accordance with the Partnership Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Partnership exceed the fair market value of the Partnership's assets.

DUTY OF CARE OF THE GENERAL PARTNER

          The Partnership Agreement provides that the General Partner shall not be liable to the Partnership or any of the Limited Partners for any loss or damage occasioned by any act or omission in the performance of the General Partner's services as General Partner in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the General Partner's office. The Partnership Agreement also contains provisions for the indemnification, to the extent permitted by law, of the General Partner by the Partnership, but not by the Limited Partners individually, against any liability and expense to which the General Partner may be liable as General Partner which arise in connection with the performance of its activities on behalf of the Partnership. The General Partner will not be personally liable to any Limited Partner for the repayment of any positive balance in such Limited Partner's capital account or for contributions by such Limited Partner to the capital of the Partnership or by reason of any change in the Federal or state income tax laws applicable to the Partnership or its investors. The rights of indemnification and exculpation provided under the Partnership Agreement do not provide for indemnification of the General Partner for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

AMENDMENT OF THE PARTNERSHIP AGREEMENT

          The Partnership Agreement may be amended with the approval of (i) the Directors, including a majority of the Independent Directors, if required by the 1940 Act, (ii) the Manager or (iii) a majority, as defined in the 1940 Act, of the outstanding voting securities of the Partnership. Certain amendments involving capital accounts and allocations thereto may not be made without the consent of any Partners adversely affected thereby or unless each Limited Partner has received notice of such amendment and any Limited Partner objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Partnership. However, the Manager may at any time without the consent of the other Partners of the Partnership amend the Partnership Agreement to (i) reflect any change in the Partners or their respective capital contributions, (ii) restate the Partnership Agreement, (iii) effect compliance with any applicable law or regulation, or (iv) make such changes as may be necessary to assure the Partnership's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code, subject to the requirement that any amendment of the Partnership Agreement made pursuant to items (iii) or (iv) above be approved by the Directors.

POWER OF ATTORNEY

          By subscribing for an interest in the Partnership, each Partner will appoint the Manager his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Partnership as a limited partnership under Delaware law or signing all instruments effecting authorized changes in the Partnership or the Partnership Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Partnership.

          The power-of-attorney granted as part of each Partner's subscription agreement is a special power-of-attorney coupled with an interest in favor of the Manager and as such is irrevocable and continues in effect until all of such Partner's interest in the Partnership has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Manager for admission to the Partnership as substitute Partners.

TERM, DISSOLUTION AND LIQUIDATION

The Partnership will be dissolved:

                  * upon the affirmative vote to dissolve the Partnership by both (1) the Directors and (2) Partners holding at least two-thirds of the total number of votes eligible to be cast by all Partners;

                  * upon either of (1) an election by the Manager to dissolve the Partnership or (2) the termination of its status as manager, unless as to either event both (A) the Directors, and (B) Partners holding not less than two-thirds of the total number of votes eligible to be cast by all Partners shall elect within 60 days after such event to continue the business of the Partnership and either a person has been admitted to the Partnership as the Manager or one or more General Partners have agreed to make such contributions to the capital of the Partnership as are required to be made by the Manager;

                  * upon the expiration of any two-year period which commences on the date on which any Limited Partner has submitted to the Partnership a written request in accordance with the Partnership Agreement to tender its entire interest for repurchase by the Partnership if such Limited Partner's interest has not been repurchased during such period;

                  * upon the failure of Partners to elect successor Directors at a meeting called by the Manager when no Director remains; or

                  *        as required by operation of law.

          Upon the occurrence of any event of dissolution, the General Partner, or a liquidator, if the General Partner is unable to perform this function, is charged with winding up the affairs of the Partnership and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "CAPITAL ACCOUNTS AND ALLOCATIONS--Allocation of Net Profits and Net Losses."

          Upon the liquidation of the Partnership, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Partnership, other than debts to Partners, including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Partners, and (3) finally to the Partners proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the General Partner or liquidator determines that such a distribution would be in the interests of the Partners in facilitating an orderly liquidation.

REPORTS TO PARTNERS

          The Partnership will furnish to Partners as soon as practicable after the end of each taxable year such information as is necessary for such Partners to complete Federal and state income tax or information returns, along with any other tax information required by law. The Partnership will send to Partners a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Manager regarding the Partnership's operations during such period also will be sent to Partners.

FISCAL YEAR

          The Partnership's fiscal year ends on December 31st.

ACCOUNTANTS AND LEGAL COUNSEL

          Ernst & Young LLP serves as the independent public accountants of the Partnership. Its principal business address is at 787 Seventh Avenue, New York, New York 10019.

          Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Partnership.

          Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Manager and its affiliates. Each of such counsel from time to time may serve as counsel to one or more Subadvisers.

CUSTODIAN

          _____________________ ("Custodian") serves as the primary custodian of the assets of the Partnership and the Investment Funds managed by the Subadviser, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Directors. Assets of the Partnership and Investment Funds are not held by the Manager or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is __________________.

INQUIRIES

          Inquiries concerning the Partnership and interests in the Partnership, including information concerning subscription and withdrawal procedures, should be directed to:

                  PW Fund Advisor, L.L.C.
                  1285 Avenue of the Americas
                  New York, New York  10019
                  Telephone: 212-713-2000
                  Telecopier: [To be Provided]

                  For additional information contact:
                  _________________________________
                  _________________________________


                                    * * * * *

          All potential investors in the Partnership are encouraged to consult appropriate legal and tax counsel.

                                   APPENDIX A
                           MODEL PORTFOLIO PERFORMANCE

          The Manager intends initially to allocate the Partnership's assets in the following proportions:

                                                                PERCENTAGE
NAME OF INVESTMENT FUND/INVESTMENT MANAGER                      OF ASSETS





          Were this allocation to have been maintained for the past ___ years, the Partnership's annual and aggregate total returns would have been as follows. THIS INFORMATION IS HYPOTHETICAL AND THE PARTNERSHIP HAD NOT COMMENCED OPERATIONS DURING THIS PERIOD.

                  YEAR                           TOTAL RETURN*

                  1993                                       %
                  1994
                  1995
                  1996
                  1997

         Aggregate Total Return:                             %

         Average Annual Return:                              %
------------------
*        Net of the Fee and the Incentive Allocation.

          NO ASSURANCE CAN BE GIVEN THAT THE INITIAL ALLOCATION MAY NOT BE CHANGED BY THE TIME THE PARTNERSHIP COMMENCES OPERATIONS OR THAT AN ALLOCATION WILL BE MAINTAINED FOR ANY PERIOD OF TIME. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                   APPENDIX B
                             PERFORMANCE INFORMATION

          ______________ expects to employ an investment program for the portion of the Partnership's assets to which it is allocated that is substantially similar to the investment program employed by ______________ and certain of the investment professionals who are principals of or employed by ______________ or its affiliates (collectively with ______________, the "______________ Managers") for and all accounts (including investment funds) (together, the "______________ Accounts") managed by ______________'s personnel pursuant to an investment program that also is substantially similar to the Partnership's expected investment program.

          Because of the similarity of investment programs, as a general matter, ______________ will consider participation by its Investment Fund in all appropriate investment opportunities that are under consideration by ______________ for investment by the ______________ Accounts. ______________
will evaluate for its Investment Fund a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy to be used by its Investment Fund or the other ______________ Accounts is appropriate and feasible for its Investment Fund at that particular time. Because these considerations may differ for its Investment Fund and the ______________ Accounts in the context of any particular investment opportunity, the investment activities of its Investment Fund and the ______________ Accounts may differ from time to time. See "CONFLICTS OF INTEREST--Participation in Investment Opportunities."

          THE FOLLOWING TABLE SETS FORTH THE COMPOSITE PERFORMANCE FOR THE ______________ ACCOUNTS FOR THE PERIODS INDICATED. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. THE PERFORMANCE INFORMATION HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE RELIABLE BUT IS NOT WARRANTED AS TO ACCURACY OR COMPLETENESS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                    COMPOSITE
                              PERFORMANCE RECORD OF
                             ______________ ACCOUNTS

     YEAR                __________ COMPOSITE           S&P 500

     1987                                %                  %
     1988
     1989
     1990
     1991
     1992
     1993
     1994
     1995
     1996
     1997

Cumulative Return
     1987 - 1997



          The above ______________ composite returns are shown net of certain expenses, including advisory fees, paid to ______________ by the accounts included in the composite. These advisory fees are asset-based fees plus performance-based fees or, in certain cases, asset-based fees in lieu of performance-based fees in years where performance-based fees were not earned. The composite reflects the performance of all accounts (including investment funds), that were managed during the periods shown by ______________ in accordance with an investment program which is substantially similar to the Partnership's expected investment program. In circumstances where the investment program being used for an account changed, either as a result of a client's direction or as a result of a decision made by ______________ in light of a change in the client's investment goals or risk tolerance, so as to no longer be the same as the investment program used for other accounts in the composite, that account was removed prospectively from the composite. All determinations as to the accounts included in the composite, as well as the performance information and composite methodology, were made by ______________. The composite returns are dollar-weighted averages of the individual returns of the accounts included in the composite. At all times under consideration, the ______________ Accounts' assets under management were between $___ million and $___ million. Performance of the S&P 500 is provided for comparison purposes. The accounts, however, do not restrict their investments in securities only to those securities comprising the S&P 500. Cumulative return is calculated by using a compounded, time-weighted return. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                   APPENDIX C
                     INVESTMENT MANAGER FEES AND ALLOCATIONS

Name of Investment    Asset-Based Fee (As               Performance-Based
Manager and           a Percentage of the               Allocation (As a
Investment Fund       Investment Fund's                 Percentage of Net
                      Net Assets)                       Profits of the
                                                        Partnership's
                                                        Capital Account)

                                    FORM N-2

                       PW AFTER-TAX EQUITY PARTNERS, L.P.


                           PART C - OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

         (1)      Financial Statements:

                  Because the Registrant has no assets, financial statements are omitted.

         (2)      Exhibits:

                  (a)      (1)      Certificate of Limited Partnership.
                           (2)      Agreement of Limited Partnership.
                           (3)      Amended and Restated Limited Partnership
                                    Agreement.*
                  (b)      Not Applicable.
                  (c)      Not Applicable.
                  (d)      See Item 24(2)(a)(3).
                  (e)      Not Applicable.
                  (f)      Not Applicable.
                  (g)      See Item 24(2)(a)(3).
                  (h)      Not Applicable.
                  (i)      Not Applicable.
                  (j)      Custody Agreement.*
                  (k)      (1)      Management and Administration Agreement.*
                           (2)      Administration, Accounting and Investor
                                    Services Agreement.*
                  (l)      Not Applicable.
                  (m)      Not Applicable.
                  (n)      Not Applicable.
                  (o)      Not Applicable.
                  (p)      Not Applicable.
                  (q)      Not Applicable.
                  (r)      Not Applicable.
         --------------
         * To be filed by Amendment.

ITEM 25.    MARKETING ARRANGEMENTS

         Not Applicable.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Blue Sky fees and expenses (including fees of
     counsel)                                           $
Legal and accounting fees and expenses
Printing and engraving
Offering expenses
Miscellaneous
                                                        $


ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

          After completion of the private offering of interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by PW Fund Advisor, L.L.C. (the "Manager"), the general partner of the Registrant. Information regarding the ownership of PW Fund Advisor, L.L.C. is set forth in its Form ADV, as filed with the Commission (File No. 801-55537).

ITEM 28.      NUMBER OF HOLDERS OF SECURITIES

Title of Class               Number of Record Holders

Limited Partnership          1.   (The Registrant anticipates that as
Interests                         a result of the private offering of
                                  interests there will be more than
                                  100 record holders of such
                                  interests in the future.)



ITEM 29.   INDEMNIFICATION

          Reference is made to Section 3.9 of the Registrant's Amended and Restated Limited Partnership Agreement (the "Partnership Agreement") to be filed as Exhibit 2(a)(3) hereto. The Registrant hereby undertakes that it will apply the indemnification provision of the Partnership Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

          The Registrant, in conjunction with the Manager, the Registrant's directors and other registered investment management companies managed by the Manager or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an, individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT
            ADVISER

          A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's Confidential Memorandum in the section entitled "THE MANAGER." Information as to the members and officers of PW Fund Advisor, L.L.C. is included in its Form ADV as filed with the Commission (File No. 801-55537), and is incorporated herein by reference.

ITEM 31.   LOCATION OF ACCOUNTS AND RECORDS

          The Administrator maintains certain required accounting related and financial books and records of the Registrant at _________________. The other required books and records are maintained by the Manager c/o PW Fund Advisor, L.L.C., 1285 Avenue of the Americas, New York, New York 10019.

ITEM 32.  MANAGEMENT SERVICES

         Not applicable.

ITEM 33.  UNDERTAKINGS

         Not Applicable.

                                    FORM N-2

                       PW AFTER-TAX EQUITY PARTNERS, L.P.

                                   SIGNATURES

          Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 5th day of June, 1998.

                                PW AFTER-TAX EQUITY PARTNERS, L.P.

                                By:  PW Fund Advisor, L.L.C.
                                     General Partner

                                By:  /S/  PETER ZURKOW
                                     ------------------------
                                     Name:   Peter Zurkow
                                     Title:  Managing Director

                                    FORM N-2

                       PW AFTER-TAX EQUITY PARTNERS, L.P.

                                  EXHIBIT INDEX

EXHIBIT NUMBER            DOCUMENT DESCRIPTION

(a)   (1)     Certificate of Limited Partnership.
      (2)     Agreement of Limited Partnership.
      (3)     Amended and Restated Limited Partnership Agreement.*
(c)           Not Applicable.
(d)           See Exhibit (a)(3).
(e)           Not Applicable.
(f)           Not Applicable.
(g)           See Exhibit (a)(3).
(h)           Not Applicable.
(i)           Not Applicable.
(j)           Custodian Agreement.*
(k)   (1)     Management and Administration Agreement.*
      (2)     Administration, Accounting and Investor Services
              Agreement.*
(l)           Not Applicable.
(m)           Not Applicable.
(n)           Not Applicable.
(o)           Not Applicable.
(p)           Not Applicable.
(q)           Not Applicable.

----------------------
* To be filed by Amendment.